Exhibit 99.1

YOGAWORKS, INC. REPORTS FOURTH QUARTER AND FULL YEAR 2018 FINANCIAL RESULTS

LOS ANGELES, March 27, 2019 – YogaWorks, Inc. (the “Company”), one of the largest providers of high quality yoga instruction in the U.S., today announced financial results for the fourth quarter and full year ended December 31, 2018.

Rosanna McCollough, President and Chief Executive Officer of YogaWorks, stated, “2018 was a pivotal year for our company as we made progress on a number of strategic initiatives that set us up for improved financial performance in 2019 and beyond. We renewed our focus on our membership strategy; sharpened our pricing and promotional offering; implemented centralized training and metrics; and took steps towards optimizing our studio footprint. With a stronger base business, I am excited about our future and happy to see 2019 is off to a great start. This year, our priorities include driving improved performance in our base business, continuing to optimize our studio portfolio, growing teacher training and expanding our digital business. We plan to resume studio growth when the time is right. I am confident that the actions we are taking will enable us to drive healthy revenue growth and improved EBITDA margins over the long term.”

Results for the Fourth Quarter Ended December 31, 2018

	December 31, 2018	December 31, 2017
GAAP Results(1)
Net revenue	$14.0 million	$14.5 million
Net income / (loss)	$(10.7) million	$(11.8) million

Non-GAAP Results(2)
Studio Count at quarter end	69	66
Adjusted EBITDA	$(2.1) million	$(1.1) million
Studio-Level EBITDA	$1.4 million	$2.7 million
Adjusted net income / (loss)	$(3.8) million	$(3.5) million

(1)	U.S. generally accepted accounting principles (“GAAP”).
(2)

Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss are non-GAAP measures. For reconciliations to GAAP net loss, see "Reconciliations of Non-GAAP Financial Measures" accompanying this press release.

For the fourth quarter ended December 31, 2018:

-	Net revenue was $14.0 million, a 3.4% decrease compared to $14.5 million in the fourth quarter of 2017.
-	The Company closed one studio during the fourth quarter, ending the quarter with 69 studios in nine regional markets.
-	Adjusted EBITDA was $(2.1) million compared to adjusted EBITDA of $(1.1) million for the same quarter last year.
-	Adjusted net loss was $3.8 million compared to adjusted net loss of $3.5 million for the same period last year.

For a reconciliation of GAAP net loss to Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss, please see “Reconciliations of Non-GAAP Financial Measures” accompanying this press release.

Results for the Full Year Ended December 29, 2018

	December 31, 2018	December 31, 2017
GAAP Results
Net revenue	$59.6 million	$54.5 million
Net income (loss)	$(35.2) million	$(23.4) million

Non-GAAP Results(1)
Studio Count at quarter end	69	66
Adjusted EBITDA	$(6.3) million	$(1.2) million
Studio-Level EBITDA	$8.2 million	$10.7 million
Adjusted net income / (loss)	$(14.4) million	$(11.7) million

(1)

Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss are non-GAAP measures. For reconciliations to GAAP net loss, see "Reconciliations of Non-GAAP Financial Measures" accompanying this press release.

For the full year ended December 31, 2018:

-	Net revenue was $59.6 million, a 9.3% increase compared to $54.5 million in 2017.
-	The Company acquired 5 studios and closed 2 during fiscal 2018.
-	Adjusted EBITDA was $(6.3) million compared to adjusted EBITDA of $(1.2) million last year.
-	Adjusted net loss was $14.4 million compared to adjusted net loss of $11.7 million for last year.

Balance Sheet and Cash Flow Highlights

-	Cash and cash equivalents were $11.4 million as of December 31, 2018.
-	Cash used in operating activities was $6.5 million for the year as compared to cash provided by operating activities of $0.6 million in fiscal 2017.

Guidance

Guidance for the first quarter and full year fiscal 2019 excludes potential acquisitions.

For the first quarter of 2019, the Company expects net revenue between $15.25 million and $15.75 million and adjusted EBITDA between $(1.5) million and $(1.0) million. This compares to net revenue of $15.5 million and adjusted EBITDA of $(1.1) million for the first quarter of 2018.

For fiscal 2019, the Company expects net revenue between $60.0 million and $62.0 million and adjusted EBITDA between $(6.0) million and $(5.0) million. This compares to net revenue of $59.6 million and adjusted EBITDA of $(6.3) million for 2018.

Conference Call to Discuss Fourth Quarter Results

The Company will host a conference call and webcast to discuss its financial results for the fourth quarter ended December 31, 2018, today, March 27, 2019, beginning at 4:30 p.m. Eastern Time. Those interested in participating in the call are invited to dial 1-877-407-4018 (U.S.) or 1-201-689-8471 (international). A live webcast of the conference call will also be available online at www.yogaworks.com under the Investor Relations section and will remain available for 30 days following the live call. A replay will also be available two hours following the call through April 10, 2019, via telephone at 1-844-512-2921 (U.S.) and 1-412-317-6671 (international) by entering the replay pin 13688861.

About YogaWorks, Inc.

YogaWorks, Inc. is one of the largest providers of high quality yoga instruction in the U.S., with 69 studios in nine markets including Los Angeles, Orange County, Northern California, New York City, Boston, Baltimore, the Washington, D.C. area, Houston and Atlanta. YogaWorks strives to make yoga accessible to everybody and offers a wide range of class styles for people of all ages and abilities. Through its studios, the Company offers yoga classes, integrated fitness classes, workshops, teacher training programs and yoga-related retail merchandise. In addition to its studio locations, YogaWorks offers online instruction through its MyYogaWorks web platform, which provides subscribers with a highly curated catalog of over 1,200 yoga and meditation classes.

Forward-Looking Statements

This press release may include forward-looking statements that reflect the Company’s current views about future events and financial performance. All statements other than statements of historical facts included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events are forward-looking statements.

These forward-looking statements are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Investors should not place undue reliance on any of the Company’s forward-looking statements because they are subject to a variety of risks and uncertainties. Factors that could cause results to differ from those reflected in the forward-looking statements are set forth in the Company’s prior press releases and public filings with the Securities and Exchange Commission, which are available via the Company’s website at www.yogaworks.com. The forward-looking statements in this press release speak only as of the date of this release and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Contacts:

Investor Relations:

Jean Fontana, ICR, Inc.

646-277-1200

IR@yogaworks.com

YogaWorks, Inc.

Consolidated Balance Sheets (Unaudited)

	As of December 31,
	2018	2017
Assets
Current assets
Cash and cash equivalents	$11,447,318	$22,095,216
Inventories	1,148,449	1,212,608
Prepaid expenses and other current assets	936,757	1,145,067
Total current assets	13,532,524	24,452,891
Property and equipment, net	10,225,944	10,418,203
Intangible assets, net	13,291,502	22,142,275
Goodwill	663,954	12,768,773
Other non-current assets	1,327,775	1,224,179
Total assets	$39,041,699	$71,006,321

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$4,905,204	$3,794,569
Accrued compensation	1,802,047	1,947,134
Deferred revenue	7,276,578	7,187,948
Current portion of deferred rent	124,319	122,607
Total current liabilities	14,108,148	13,052,258
Deferred rent, net of current portion	3,975,391	3,418,886
Total liabilities	18,083,539	16,471,144

Stockholders’ equity
Common stock $0.001 par value; 50,000,000 shares authorized, 16,639,586 issued and 16,494,838 outstanding at December 31, 2018 and 50,000,000 shares authorized, 16,435,505 issued and 16,332,510 outstanding at December 31, 2017	16,496	16,333
Additional paid-in capital	113,260,161	111,650,415
Accumulated deficit	(92,318,497)	(57,131,571)
Total stockholders’ equity	20,958,160	54,535,177
Total liabilities and stockholders’ equity	$39,041,699	$71,006,321

YogaWorks, Inc.

Consolidated Statements of Operations (Unaudited)

	Year Ended December 31,		Quarter Ended December 31,
	2018	2017	2018	2017
Net revenues	$59,593,624	$54,513,945	$14,042,757	$14,511,912
Cost of revenues and operating expenses
Cost of revenues	23,775,911	20,558,001	5,883,448	5,470,288
Center operations	28,019,341	23,476,691	7,006,366	6,473,833
General and administrative expenses	17,907,687	16,026,758	5,289,300	4,365,042
Depreciation and amortization	8,106,130	8,896,002	1,635,094	2,365,413
Goodwill impairment	12,653,819	7,488,399	4,629,000	7,488,399
Asset impairment	4,442,513	206,543	323,574	206,543
Total cost of revenues and operating expenses	94,905,401	76,652,394	24,766,782	26,369,518
Loss from operations	(35,311,777)	(22,138,449)	(10,724,025)	(11,857,606)
Interest (income) expense, net	(143,973)	1,343,445	(47,087)	—
Net loss before provision for (benefit from) income taxes	(35,167,804)	(23,481,894)	(10,676,938)	(11,857,606)
Provision for (benefit from) income taxes	19,122	(45,540)	(1,459)	(76,614)
Net loss	$(35,186,926)	$(23,436,354)	$(10,675,479)	$(11,780,992)

YogaWorks, Inc.

Consolidated Statements of Cash Flows (Unaudited)

	Year Ended December 31,
	2018	2017
Cash flows from operating activities
Net loss	$(35,186,926)	$(23,436,354)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	8,106,130	8,896,002
Goodwill impairment	12,653,819	7,488,399
Asset impairment	4,442,513	206,543
Deferred tax	—	(59,536)
Paid-in-kind interest expense capitalized to convertible note	—	291,585
Changes in fair value of contingent consideration liability	(75,356)	—
Beneficial conversion feature	—	147,877
Amortization of debt issuance cost	—	69,164
Debt issuance cost written-off	—	318,016
Stock-based compensation expense	1,712,718	2,582,783
Changes in operating assets and liabilities, net of effects from acquisitions:
Tenant improvement allowances received	368,930	625,000
Inventories	68,125	(221,414)
Prepaid expenses and other current assets	208,310	173,070
Other non-current assets	(66,164)	(76,100)
Accounts payable and accrued expenses	1,583,135	1,508,382
Accrued compensation	(145,087)	443,100
Deferred revenue	(265,983)	1,405,872
Deferred rent and other non-current liabilities	111,396	252,190
Net cash (used in) provided by operating activities	(6,484,440)	614,579
Cash flows from investing activities
Purchase of property, equipment, and intangible assets	(2,675,025)	(1,834,526)
Cash paid for acquisitions, net of earnouts	(721,930)	(5,995,090)
Net cash used in investing activities	(3,396,955)	(7,829,616)
Cash flows from financing activities
Principal payment on term loans	—	(6,956,250)
Principal payment on convertible note	—	(3,300,403)
Principal payment on subordinated notes	—	(200,000)
Acquisition earnout and holdback payments	(663,694)	—
Repurchase of shares to satisfy tax withholding	(102,809)	(428,803)
Proceeds from issuance of common stock, net of underwriting discounts and offering costs	—	35,083,288
Proceeds from issuance of convertible note	—	3,200,000
Net cash (used in) provided by financing activities	(766,503)	27,397,832
(Decrease) increase in cash and cash equivalents	(10,647,898)	20,182,795
Cash and cash equivalents, beginning of period	22,095,216	1,912,421
Cash and cash equivalents, end of period	$11,447,318	$22,095,216
Supplemental disclosure of cash flow information
Cash paid during the year for:
Interest paid	$—	$516,694
Supplemental disclosure of non-cash activities
Investing activities
Purchase consideration liabilities related to acquisitions	$159,000	$1,123,512
Financing activities
Dividends on preferred redeemable stock accrued	—	995,743
Conversion of convertible notes to equity	—	11,825,774
Conversion of redeemable preferred stock to equity	—	62,388,567

Reconciliations of Non-GAAP Financial Measures

This press release contains financial measures called Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss which are not calculated in accordance with GAAP. The Company uses these financial measures to understand and evaluate its business. Adjusted EBITDA is a supplemental measure of the operating performance of the core business operations. Studio-Level EBITDA is a supplemental measure of the operating performance of the studios. Adjusted net loss is a supplemental measure of operating performance that is adjusted for certain non-recurring items that we do not believe directly reflect the core business operations. Accordingly, the Company believes Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as management and the Board. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Adjusted EBITDA and Studio-Level EBITDA

The following table presents a reconciliation of Adjusted EBITDA and Studio-Level EBITDA to Net loss:

	Year Ended December 31,		Quarter Ended December 31,
(in thousands)	2018	2017	2018	2017
Net loss	$(35,187)	$(23,436)	$(10,675)	$(11,781)
Interest (income) expense, net	(144)	1,343	(47)	—
Provision for (benefit from) income taxes	19	(46)	(1)	(77)
Depreciation and amortization	8,106	8,896	1,635	2,365
Goodwill impairment	12,654	7,488	4,629	7,488
Asset impairment	4,443	207	324	207
Deferred rent(a)	123	252	51	158
Stock-based compensation(b)	1,713	2,583	429	464
Legal settlement(c)	1,260	902	1,186	—
Severance(d)	171	87	21	—
Executive recruiting(e)	94	131	49	52
Professional fees(f)	134	308	63	55
Great Hill Partners expense reimbursement fees(g)	—	75	—	—
Studio closure expenses (h)	243	—	223	—
Other	32	—	—	—
Adjusted EBITDA	(6,339)	(1,210)	(2,113)	(1,069)
Other general and administrative expenses(i)	14,504	11,941	3,541	3,795
Studio-Level EBITDA	$8,165	$10,731	$1,428	$2,726

(a)	Reflects the extent to which our rent expense for the period has been above or below our cash rent payments.
(b)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(c)	Legal settlement expenses incurred in the period to settle claims.
(d)	Severance expenses incurred in the period related to the termination of studio and non-studio employees.
(e)	Executive recruiting expenses incurred in connection with the recruitment and hiring of members of our executive management team.
(f)	Professional fees related to certain accounting, tax and consulting services that were expensed in connection with our acquisitions.
(g)	Represents expense reimbursement fees incurred in connection with our Expense Reimbursement Agreement with affiliates of Great Hill Partners, which was terminated upon completion of our IPO.
(h)	Represents closure expenses of one Boston area studio and one New York area studio.
(i)

Represents general and administrative expenses that are corporate and regional expenses and not incurred by our studios, and which are primarily comprised of expenses related to (i) wages and benefits of corporate and regional employees, (ii) non-studio rent, utilities and maintenance, (iii) corporate and regional marketing and advertising, and (iv) corporate professional fees. Other general and administrative expenses exclude any general and administrative expenses related to deferred rent, stock-based compensation, legal settlement, severance, executive recruiting, professional fees, the Great Hill Partners expense reimbursement fees or any other general and administrative expenses that are included in the reconciliation of net loss to Adjusted EBITDA.

Adjusted Net Loss

The following table presents a reconciliation of Adjusted net loss to Net loss for each of the periods indicated:

	Year Ended December 31,		Quarter Ended December 31,
(in thousands)	2018	2017	2018	2017
Net loss	$(35,187)	$(23,436)	$(10,675)	$(11,781)
Interest (income) expense, net	(144)	1,343	(47)	—
Provision for (benefit from) income taxes	19	(46)	(1)	(77)
Depreciation and amortization	8,106	8,896	1,635	2,365
Goodwill impairment	12,654	7,488	4,629	7,488
Asset impairment	4,443	207	324	207
Deferred rent(a)	123	252	51	158
Stock-based compensation(b)	1,713	2,583	429	464
Legal settlement(c)	1,260	902	1,186	—
Severance(d)	171	87	21	—
Executive recruiting(e)	94	131	49	52
Professional fees(f)	134	308	63	55
Great Hill Partners expense reimbursement fees(g)	—	75	—	—
Studio closure expenses (h)	243	—	223	—
Other	32	—	—	—
Adjusted EBITDA	(6,339)	(1,210)	(2,113)	(1,069)
Other general and administrative expenses(i)	14,504	11,941	3,541	3,795
Studio-Level EBITDA	$8,165	$10,731	$1,428	$2,726

(a)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(b)	Legal settlement expenses incurred in the period to settle claims.
(c)	Severance expenses incurred in the period related to the termination of studio and non-studio employees.
(d)	Executive recruiting expenses incurred in connection with the recruitment and hiring of members of our executive management team.
(e)	Professional fees related to certain accounting, tax and consulting services that were expensed in connection with our acquisitions.
(f)	Represents expense reimbursement fees incurred in connection with our Expense Reimbursement Agreement with affiliates of Great Hill Partners, which was terminated upon completion of our IPO.
(g)	Represents closure expenses of one Boston area studio and one New York area studio.